                                 EXHIBIT 10.27

                      AMENDMENT NO. 1 TO SECURITY AGREEMENT
                      -------------------------------------

     THIS AMENDMENT NO. 1 dated as of January 30, 1998 ("Amendment No. 1 to the Security Agreement"), to the Security Agreement dated as of October 26, 1997 (the "Security Agreement"), by and among Capital Automotive REIT, a Maryland real estate investment trust (the "Trust"), Capital Automotive L.P., a Delaware limited partnership (the "Operating Partnership") and Friedman, Billings, Ramsey Group, Inc., a Delaware corporation ("FBR"), pursuant to Amendment No. 1 dated as of January 30, 1998 ("Amendment No. 1 to the Loan Agreement"), to the Loan Agreement dated as of October 26, 1997 (the "Loan Agreement"), among the Company, the Operating Partnership and FBR, recites and provides as follows:

                               W I T N E S S E T H
                               - - - - - - - - - -

     WHEREAS, pursuant to the Loan Agreement, as amended, FBR has agreed to make a revolving loan (the "Loan") to the Trust for the purposes described in the Loan Agreement, such Loan to be evidenced by a promissory note payable to the order of FBR as provided in the Loan Agreement (the "Note"); and

     WHEREAS, the Trust and the Operating Partnership each desire that the Operating Partnership becomes a "Borrower" pursuant to Amendment No. 1 to the Loan Agreement and the amended and restated Note of even date herewith; and

     WHEREAS, FBR desires that the Operating Partnership become a "Borrower" pursuant to Amendment No. 1 to the Loan Agreement and the amended and restated Note of even date herewith; and

     WHEREAS, FBR is willing to made the Loan to the Operating Partnership but only upon the condition, among others, that the Operating Partnership execute and deliver to FBR this Amendment No. 1 to the Security Agreement.

     NOW, THEREFORE, in consideration of the promises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1.     Section 1. Defined Terms. is hereby amended to add the following
                       -------------
definition:

     "Company" means the Trust and the Operating Partnership, on a joint and several basis.

     2.     The Security Agreement. Except as amended hereby, the Security
            ----------------------
Agreement shall continue in full force and effect until termination or expiration in accordance with the terms thereof.

     IN WITNESS WHEREOF, the Trust, the Operating Partnership and FBR have caused this Amendment No. 1 to the Security Agreement to be executed by their respective duly authorized officer as of the date first written above.

                               CAPITAL AUTOMOTIVE REIT


                               By:
                                  ---------------------------
                               Title:
                                     ------------------------

                               CAPITAL AUTOMOTIVE L.P.

                               By:  Capital Automotive REIT, as General Partner


                               By:
                                  ---------------------------
                               Title:
                                     ------------------------

                               FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.


                               By:
                                  ---------------------------
                               Title:
                                     ------------------------

                                       2